EXHIBIT 10.2

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*** AUTHENTICATION MARK Agreement
DRAFT

This Agreement, effective as of the 21 day of December, 2009, is by and between Applied DNA Sciences, Inc., a company incorporated in the State of Delaware and having its place of business at 25 Health Sciences Drive, Suite 213, Stony Brook, NY 11790 (hereinafter referred to as “APDN”) and ***, a company registered under the laws of *** and having its offices at *** (hereinafter referred to as “***”).

RECITALS

Whereas, APDN owns all the intellectual property rights pertaining to the Authentication Marks (as defined hereunder), and is thus fully entitled to manufacture and sell Authentication Marks to *** as contemplated in this Agreement;

Whereas, *** is desirous of having APDN make or manufacture Authentication Mark(s) exclusively for ***, for use and sale in unique personalized ink upon the terms and conditions set forth herein;

NOW, THEREFORE, IN CONSIDERATION OF THE COVENANTS AND OBLIGATIONS HEREINAFTER SET FORTH, THE PARTIES AGREE AS FOLLOWS:

1. DEFINITIONS. As used in this Agreement, the following terms shall be defined as set forth below:

“Agreement Year” shall mean each twelve (12) month period beginning on April 1st of any year and ending on March 31st of the following year. The first Agreement Year shall start on the Effective Date and end on March 31st, 2011;

“Authentication Mark” shall mean the specific covert and forensic DNA based authentication marker taggant combined with authentication, analysis, and consulting services for use and resale made exclusively for ***.

“Effective Date” shall mean the date of execution by the last party to sign this Agreement, which date shall be written above and which shall be the Effective Date of this Agreement.

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“Printing Sample” shall mean any paper based document sent to APDN by *** and which presumably bears handwriting made using the DNA Ink.

2.	SCOPE OF AGREEMENT / CUSTOMIZATION, MANUFACTURE & SUPPLY OF AUTHENTICATION MARKS TO ***

2.1
APDN hereby agrees to customize, manufacture and embed the Authentication Marks into ink provided by *** and to supply such Authentication Marks to *** pursuant to the terms and conditions of this Agreement.

2.2	*** and APDN agree to comply with the following procedure:

2.2.1	*** shall supply and ship ink in maximum one (1) liter quantities to APDN at *** expense;
2.2.2	*** shall send a purchase order to APDN detailing the number of Authentication Marks being ordered; APDN shall not accept any purchase order which does not originate from ***;
2.2.3
APDN will supply the customized Authentication Marks to *** embedded only in the maximum one (1) liter ink bottles supplied by *** (hereinafter referred to as “*** DNA Ink”), to the exclusion of any other ink;

2.2.4
APDN will supply and ship Authentication Marks to *** within four (4) weeks of receipt of the *** Ink. *** shall bear the shipping charges. APDN agrees to comply with ***’s alternative shipping instructions, if any.

2.2.5
APDN undertakes to authenticate any Printing Sample sent by *** and return said Printing Sample with a report to *** (to the exclusion of any other party) within two (2) weeks of receipt of said Printing Sample. In any event, APDN undertakes to return any Printing Sample to *** upon the latter’s first demand. APDN shall not be entitled to make and/or retain any copy of a Printing Sample. APDN undertakes to authenticate Printing Samples sent in by *** during the term of this Agreement and a period of 10 years after its expiry and/or termination for whatever reason.

3.	PURCHASE

3.1
*** will submit a written purchase order (“Purchase Order”) to APDN for each Authentication Mark ordered. APDN acknowledges that *** must be able to cross reference each *** DNA Ink delivered by APDN with the related purchase order, in order to be able to link each Authentication Mark to a *** customer. The Parties agree to implement the required cross referencing system. APDN shall not be entitled to receive any information regarding the customers to which *** sells or provides in any other manner the DNA Ink.

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4.	CONSIDERATION

4.1
Authentication Mark Fee: *** shall pay APDN an all-inclusive Authentication Mark Fee as set forth in Exhibit A. Additional authentications shall be done for an additional fee as set forth in Exhibit A.

Storage Fee: Upon termination of the Agreement, and provided *** wishes to continue offering the Authentication Service to its Customers after termination of this Agreement, *** shall pay to APDN an annual Storage Fee as set forth in Exhibit A for each Agreement Year during which *** wishes to offer the Authentication Service to enable APDN to maintain the Authentication Marks in order to authenticate Printing Samples for ***.

APDN agrees not to increase the Authentication Mark Fee by more than 5% from one Agreement Year to the other. Unless otherwise agreed by both parties, the payment term shall be by wire transfer remittance within thirty (30) days from the invoice receipt date, which shall not be earlier than the delivery date of the corresponding DNA Ink to ***.

4.2	Currency: All payments to APDN by *** are to be made in US dollars.

4.3	Late Payments: Payments which are delayed beyond sixty (60) days after the end of the date for which they are due shall be subject to a per annum interest charge of 10%.

4.4	Material Breach: Failure of *** to comply with this Section shall be a breach of this Agreement.

5.	SHIPPING

5.1	***’s ink for customization and manufacture of the Authentication Mark by APDN shall be shipped to APDN at ***’s cost.

5.2	APDN shall ship *** DNA ink to *** FOB Stony Brook.

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6.	EXCLUSIVITY

6.1
APDN agrees that during the term of this Agreement and for a period of twelve (12) months after its expiry and/or termination for whatever reason, APDN shall not supply DNA Ink for writing to any competitor of *** in the field of luxury writing instruments, such as ***.

6.2
In order to maintain the exclusivity as set forth in paragraph  6.1 above, *** must purchase a minimum volume of DNA Ink as detailed in Exhibit B beginning in the second Agreement Year(i.e. on April 1st, 2011). In the event that *** did not place purchase orders pertaining to the minimum volume set forth in Exhibit B by March 31st of any Agreement Year, the parties agree that APDN shall be released from the exclusivity set forth in section 6.1 above beginning on April 1st of the next Agreement Year.

7.	CONFIDENTIALITY.

7.1
In the course of the performance of this Agreement, the parties may furnish each other with confidential and proprietary information and trade secrets (collectively, “Confidential Information”).  Confidential Information of a party is deemed to include, among other things, customer lists, proposed or planned products or services, product designs or improvements, marketing plans, financial and accounting records, cost and profit figures, forecasts, projections, Printing Samples (including their content, author, recipient as defined herein) and Confidential Information of third parties, that are observed, identified or disclosed under or as a result of this Agreement.  The parties will not disclose the Confidential Information, must immediately return it upon expiration or termination of this Agreement, and must keep it in strict confidence and not use it for any purpose other than the parties’ respective performance under this Agreement.  The disclosing party will use reasonable efforts to mark or cause to be marked all materials containing its Confidential Information to clearly indicate ownership of the materials and their confidential status; however, failure to mark does not by itself disqualify information from being Confidential Information if other factors or circumstances, or a party’s course of performance, clearly indicate to the receiving party at the time of disclosure or the receiving party acknowledges that the information is confidential. The parties recognize that the Confidential Information of each of the parties (1) was designed and developed by such party at great expense and over lengthy periods of time; (2) is secret, confidential and unique; (3) constitutes the exclusive property and/or trade secrets of such party; and (4) that any use of the Confidential Information by the other of them for any purpose other than in accordance with this Agreement and in furtherance of obligations hereunder would be wrongful and would cause irreparable injury to the aggrieved party for which damages are not an adequate remedy.  The restrictions and obligations in this Section concerning confidentiality will survive the expiration or termination of this Agreement for a period of three (3) years. The obligations of the parties herein will not apply to information which:  (i)  was known to the receiving party  prior to receipt thereof from the disclosing party, as evidenced by the written records of the receiving party; (ii) was disclosed to the receiving party  in good faith by a third party who is in lawful possession thereof and who had the right to make such disclosures; (iii) became part of the public domain, by publication or otherwise, through no fault of the receiving party; or, (iv) was independently developed by the receiving party as evidenced by the receiving party’s written records.

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7.2
The Parties further undertake not to disclose the existence and/or content of this Agreement to third parties, unless as required by law. Both parties agree to not refer to the other party and/or the scope of this Agreement for any purpose whatsoever, including but not limited to reference purposes without the prior written consent of the other party.

8.	TERM AND TERMINATION

8.1
This Agreement will commence on the Effective Date and continue for an initial term expiring on March 31st 2015.  The term shall automatically renew thereafter for one (1) year terms, unless terminated by either party with written notice at least one hundred eighty (180) days prior to the end of any Agreement Year.  Beginning on the end of the first Agreement Year (i.e. March 31st, 2011), APDN, upon thirty (30) days written notice, shall be entitled to change the prices it charges for Authentication Marks, subject to section 4.1 3rd paragraph above; provided, however, such change to the prices shall occur no more frequently than once every Agreement Year. The initial term and any subsequent renewal term will be subject to the following:

(a)
With cause, either party may terminate this Agreement upon providing 30 days’ prior written notice, provided that such termination shall not take effect if the breach is cured within such thirty (30) day period.  The notice required by this Section will describe in reasonable detail the reason for termination;

(b)
This Agreement will terminate immediately and without notice upon the commencement of a voluntary or involuntary proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution, or similar law, or the appointment of a trustee, custodian, sequestrator, liquidator, receiver, or similar official with respect to either party, or the winding-up or liquidation of either party; and

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(c)
Termination of this Agreement will not release any party from any liability that has already accrued at the time of termination or that thereafter may accrue with respect to any act or omission arising either prior to such termination or after such termination when there is a continuing obligation under this Agreement.

(d)
Termination or expiration of this Agreement shall not release *** from the obligation to make payment to APDN of all amounts then and thereafter due and payable under this Agreement within thirty (30) days of termination or expiration, as the case may be. Termination or expiration of this Agreement shall not release APDN from its obligation to authenticate Printing Samples submitted by *** as set forth in this Agreement nor shall it release *** from its obligations to pay for such services as set forth in Exhibit A.

9.	ASSIGNMENT

Neither party may assign this Agreement or delegate part or all rights and/or duties provided herein.  Notwithstanding the foregoing, either party may make an assignment to an affiliate, subsidiary or parent company or may assign the Agreement to a successor-in-interest through a merger or sale of assets or stock upon notice to the other party but without that party’s consent.

10.	REPRESENTATIONS AND WARRANTIES BY APDN

APDN represents and warrants to *** that the execution, delivery and performance of this Agreement by APDN has been duly authorized and approved by all necessary powers.

11.	REPRESENTATIONS AND WARRANTIES BY ***

The execution, delivery and performance of this Agreement by *** have been duly authorized and approved by all necessary corporate action, and the Agreement is binding upon and enforceable against *** in accordance with its terms.

DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION, THE AUTHENTICATION MARKS AND ANY OTHER MATERIALS PROVIDED BY APDN ARE PROVIDED “AS IS” WITHOUT ANY WARRANTIES OF ANY KIND, AND APDN SPECIFICALLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

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12.	INDEMNIFICATION

12.1
APDN hereby agrees to indemnify, defend, and hold *** harmless from any and all third party claims, losses, liabilities, causes of action and costs (including reasonable attorneys’ fees) arising from, or on account of, or related to any breach by APDN of any of its obligations, representations and warranties hereunder.

12.2
*** hereby agrees to indemnify, defend, and hold APDN harmless from any and all third party claims, losses, liabilities, causes of action and costs (including reasonable attorneys’ fees) arising from, or on account of, or related to any breach by *** of any of its obligations, representations and warranties hereunder.

12.3
*** shall indemnify APDN against any loss, damage, claims and expenses suffered or incurred by APDN as a result of the unauthorized use or disclosure of APDN’s Confidential Information by *** or ***’S principal, agent, employee, or approved assign and sub-contractor.

12.4
APDN shall indemnify *** against any loss, damage, claims and expenses suffered or incurred by *** as a result of the unauthorized use or disclosure of ***’s Confidential Information by APDN or APDN’s agent or employee.

12.5
*** shall be solely responsible and liable that the use of Authentication Marks conform to all applicable laws, regulations, standards, such as consumer protection laws, toy safety acts applicable in *** or other countries, except that APDN shall be responsible for ensuring that the Authentication Marks embedded into the ink supplied by *** comply with all and any applicable laws and regulations, such as but not limited to the US CPSIA. APDN confirms that the Authentication Marks do not contain any lead.

12.6
The Parties expressly agree that APDN shall not be responsible and liable in any respect for the sale or distribution of the Authentication Marks, or the services provided except to the extent of the gross negligent or intentional misconduct of APDN in complying with its services obligations of performing under generally accepted professional practices.

12.7
Procedure. The affected Indemnified Party will (a) promptly notify Indemnifying Party in writing of any such claim, provided, however, that a delay in notifying Indemnifying Party shall not avoid Indemnifying Party’s indemnity obligations hereunder unless, and only to the extent that, Indemnifying Party’s ability to defend the claim has been materially prejudiced thereby; and (b) provide to Indemnifying Party, at Indemnifying Party’s expense, all available information, assistance and authority reasonably necessary to defend.  Indemnifying Party shall, at its own expense, assume the defense of any such claim or suit.  In no event, however, shall Indemnifying Party settle any such claim without the written consent of Indemnified Party, which consent shall not be unreasonably withheld.  Indemnifying Party shall reimburse Indemnified Party for any costs and expenses (including without limitation reasonable attorney’s fees) incurred by Indemnified Party in enforcing the aforesaid indemnification.

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12.8	Exclusion and Limitation on Damages.

DISCLAIMER. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES (INCLUDING WITHOUT LIMITATION, LOSS OF PRODUCTION, LOSS OF PROFITS OR OF CONTRACTS, LOSS OF REVENUE, LOSS OF OPERATION TIME OR ANTICIPATED SAVINGS, WASTED MANAGEMENT OR STAFF TIME) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATERIALS PROVIDED BY APDN PURSUANT HERETO, WHETHER IN AN ACTION IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR OTHERWISE, OR ITS TERMINATION, AND IRRESPECTIVE OF WHETHER INDEMNIFYING PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES.  THE FOREGOING EXCLUSION SHALL NOT APPLY TO LIMIT EITHER PARTY’S LIABILITY WITH RESPECT TO (A) A THIRD PARTY CLAIM, (B) VIOLATIONS OF THE CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT (C) FRAUD OR FRAUDULENT MISREPRESENTATION(S) OR (D) CRIMINAL ACTS.

13.	INDEPENDENT CONTRACTOR

13.1
*** is in business independent from that of APDN and is to be regarded as an independent contractor.  Both parties acknowledge and agree that no fiduciary relationship exists or will arise as a result of this Agreement.  *** agrees that it is not an agent of APDN and APDN agrees that it is not an agent of ***. Both parties further agree that neither can bind the other.

14.	GOVERNING LAW

14.1
This Agreement shall be construed and interpreted in accordance with the laws of the State of New York (without regard to principles of conflicts of laws that might apply the laws of any other jurisdiction).

15.	ENTIRE AGREEMENT

This document constitutes the entire agreement made between the parties with regard to the subject matter of this Agreement, and no representations or promises have been made that are not set forth herein.  This Agreement may not be changed, amended or modified orally and, to be effective, any change, amendment or modification of the Agreement must be expressly made in writing and signed in advance by authorized representatives of the parties.

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16.	NO WAIVER

Waiver of breach or failure to strictly enforce the terms of this Agreement shall not preclude a party from asserting a subsequent or continuing breach or from otherwise requiring strict conformance with the terms of this Agreement.

17.	SEVERABILITY

(a)
If for any reason any provision of this Agreement, including without limitation any provision relating to the termination of this Agreement, shall be deemed by a court of competent jurisdiction, to be legally invalid or unenforceable in any jurisdiction to which it applies, the validity of the remainder of the Agreement will not be affected and that provision will be deemed modified to the minimum extent necessary to make that provision consistent with applicable law, and in its modified form, that provision will then be enforceable.

(b)
All notices, requests, offers and other communications required or permitted to be made under this Agreement shall be in writing and shall be deemed to have been duly given (i) when received if personally delivered; (ii) the delivery date specified on the shipping manifest if sent by a recognized overnight delivery service (e.g., Federal Express); or (iii) upon receipt, if sent by certified or registered mail, return receipt requested.  In each case notice shall be sent to the address below or such other address as either party most recently may have designated in writing to the other party in accordance with this Section.

***:	*** ***	APDN:	Applied DNA Sciences Inc. Attn: Kurt Jensen 25 Health Sciences Drive Suite 113, Stony Brook, New York 11790

18.	EXECUTION IN COUNTERPARTS

This Agreement may be executed in counterparts, each of which may be deemed an original, but all of which together will constitute one and the same agreement.

19.	SECTION HEADINGS

The headings of the sections, paragraphs and exhibits herein are for the parties’ convenient reference only and do not define or limit any of the terms or provisions hereof.  Exhibits and other documents referred to in this Agreement are an integral part hereof, unless the context of such reference indicates otherwise.

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IN WITNESS WHEREOF, the parties have executed this Agreement by and through their authorized representatives as of the date written above.

APPLIED DNA SCIENCES INC.		***

By:	Kurt Jensen	By:	/s/ ***

	Kurt Jensen		***

Printed Name		Printed Name

	CFO		***

Title		Title

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Exhibit A

All Inclusive Authentication Mark Fee per Year: $*** per Authentication Mark during the Term of the Agreement

Shipping FOB Stony Brook, New York

Fee Includes:
Creation of unique Authentication Mark
Storage of Authentication Mark,
Protection of Authentication Mark,
Encryption of Authentication Mark
Stabilization of Authentication Mark
Embedment of Authentication Mark in Ink (*** liter maximum)
Up to three Authentications of Printing samples per Mark per customer per year.

Additional Authentications of Printing Samples will be done at a price of $*** per authentication.

Upon termination of the agreement, and provided *** wishes to continue offering the Authentication Service to its Customers after termination of this Agreement, *** will pay APDN an Annual Storage Fee per Mark per year of $***.
Upon termination of this Agreement, Authentications of Printing Samples will be done at a price of $*** per authentication.

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EXHIBIT B

Annual Minimum purchase volumes to retain exclusivity as set forth under section 6.1:

Second Agreement Year:	*** Litres of DNA Ink/Year
Third Agreement Year:	*** Litres of DNA Ink/Year
Fourth Agreement Year:	*** Litres of DNA Ink/Year
Fifth Agreement Year:	*** Litres of DNA Ink/Year
All Years after the fifth AgreementYear:	*** Litres of DNA Ink/Year

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